UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a), (b)

Exxon Mobil Corporation (the “Company” or “ExxonMobil”) held its Annual Meeting of Shareholders on May 25, 2022, at which the matters set forth below were submitted to a vote of security holders.

As of the close of business on April 1, 2022, the record date for the Annual Meeting, 4,213,205,009 shares of the Company’s common stock, without par value (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the final vote tabulation that certified the voting results as received from the Inspector of Election. Based on the results, at least 3,385,146,517 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 80.4% percent of the shares entitled to be voted. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

Proposal 1 – Election of Directors

The shareholders elected each of the Board’s eleven director nominees. The votes For and Against, as well as Abstentions and Broker Non-Votes, for each nominee are set forth below.

Nominees	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Michael J. Angelakis	2,547,924,545	97.9%	53,455,402	2.1%	20,049,727	763,701,622
Susan K. Avery	2,477,831,962	95.4%	118,721,113	4.6%	24,891,192	763,701,622
Angela F. Braly	2,513,024,444	96.6%	89,314,156	3.4%	19,104,634	763,701,622
Ursula M. Burns	2,327,781,231	89.1%	284,073,145	10.9%	9,565,391	763,701,622
Gregory J. Goff	2,561,365,873	98.1%	49,525,294	1.9%	10,553,052	763,701,622
Kaisa H. Hietala	2,566,139,786	98.3%	45,285,191	1.7%	10,016,967	763,701,622
Joseph L. Hooley	2,476,828,928	94.9%	134,272,350	5.1%	10,334,699	763,701,622
Steven A. Kandarian	2,572,658,270	98.5%	38,414,203	1.5%	10,371,746	763,701,622
Alexander A. Karsner	2,532,029,094	97.0%	78,926,756	3.0%	10,486,437	763,701,622
Jeffrey W. Ubben	2,559,547,876	98.4%	41,716,300	1.6%	20,173,519	763,701,622
Darren W. Woods	2,393,735,033	91.6%	218,457,411	8.4%	9,250,645	763,701,622

The shareholders voted as set forth below on two management proposals:

Proposal 2 – Ratification of Independent Auditors:
Votes Cast For:	3,266,256,474	96.8%
Votes Cast Against:	107,018,692	3.2%
Abstentions:	11,850,049
Broker Non-Votes:	0

Proposal 3 – Advisory Vote to Approve Executive Compensation:
Votes Cast For:	2,359,659,298	91.0%
Votes Cast Against:	232,188,848	9.0%
Abstentions:	29,593,623
Broker Non-Votes:	763,701,622

The shareholders voted as set forth below on seven shareholder proposals:

Proposal 4 – Remove Executive Perquisites:
Votes Cast For:	555,991,008	21.8%
Votes Cast Against:	1,998,938,503	78.2%
Abstentions:	66,505,804
Broker Non-Votes:	763,701,622

Proposal 5 – Limit Shareholder Rights for Proposal Submission:
Votes Cast For:	37,988,180	1.5%
Votes Cast Against:	2,566,577,886	98.5%
Abstentions:	16,861,496
Broker Non-Votes:	763,701,622

Proposal 6 – Reduce Company Emissions and Hydrocarbon Sales:
Votes Cast For:	634,538,294	27.1%
Votes Cast Against:	1,711,232,081	72.9%
Abstentions:	275,657,276
Broker Non-Votes:	763,701,622

Proposal 7 – Report on Low Carbon Business Planning:
Votes Cast For:	269,080,730	10.5%
Votes Cast Against:	2,297,592,462	89.5%
Abstentions:	54,749,145
Broker Non-Votes:	763,701,622

Proposal 8 – Report on Scenario Analysis:
Votes Cast For:	1,212,862,208	51.0%
Votes Cast Against:	1,167,183,242	49.0%
Abstentions:	241,366,778
Broker Non-Votes:	763,701,622

Proposal 9 – Report on Plastic Production:
Votes Cast For:	940,949,583	36.5%
Votes Cast Against:	1,639,139,896	63.5%
Abstentions:	41,311,728
Broker Non-Votes:	763,701,622

Proposal 10 – Report on Political Contributions:
Votes Cast For:	695,653,665	26.7%
Votes Cast Against:	1,908,852,962	73.3%
Abstentions:	16,911,258
Broker Non-Votes:	763,701,622

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 1, 2022	By:	/s/ LEN M. FOX
Len M. Fox
Vice President and Controller
(Principal Accounting Officer)
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